UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 11, 2005
                                                           -------------

                           ALLIED FIRST BANCORP, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                      001-16763               36-4482786
-----------------------------    ------------------------    -------------------
(State or Other Jurisdiction)    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


387 Shuman Boulevard, Suite 290 E, Naperville, Illinois                 60563
-------------------------------------------------------              ----------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (630) 778-7700
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
               --------------------------------------

         On July 11, 2005, Allied First Bancorp, Inc. (the "Company") issued a press release announcing the deregistration of the Company's common stock under the Securities Exchange Act of 1934, as amended. A copy of the press release announcing the deregistration is attached to this current report on Form 8-K as
Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements of Businesses Acquired. Not applicable

               (b)  Pro Forma Financial Information. Not Applicable

               (c)  Exhibits.

                    Exhibit No.         Description
                    -----------         -----------

                      99.1 Press release of Allied First Bancorp, Inc., dated July 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           ALLIED FIRST BANCORP, INC.



DATE: July 11, 2005                   By:  /s/ Kenneth L. Bertrand
                                           -------------------------------------
                                           Kenneth L. Bertrand
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit        Description
-------        -----------

 99.1          Press release of Allied First Bancorp, Inc., dated July 11, 2005.